UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	April 19, 2006

KRATON Polymers LLC
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	333-123747	94-2805249
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

700 Milam Street, 13th Floor, North Tower, Houston, Texas		77002
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	832-204-5400

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Polymer Holdings LLC
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	333-123749	20-0411521
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

700 Milam Street, 13th Floor, North Tower Houston, Texas		77002
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	832-204-5400

n/a
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01 Other Events.

On April 19, 2006 KRATON Polymers LLC (KRATON) issued a press release regarding KRATON's plans for expansion in Asia. A copy of the press release is attached as Exhibit 99.1 and is incorporated by reference into this item.

Item 9.01 Financial Statements and Exhibits.

The following exhibit is filed with this Current Report pursuant to Item 8.01.
(c) Exhibits

99.1 Press Release dated April 19, 2006.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KRATON Polymers LLC

April 19, 2006	By:	Joseph J. Waiter

Name: Joseph J. Waiter
Title: Vice President and General Counsel

Polymer Holdings LLC

April 19, 2006	By:	Joseph J. Waiter

Name: Joseph J. Waiter
Title: Vice President and General Counsel

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Exhibit Index

Exhibit No.	Description

99.1	Press Release dated April 19, 2006.